Leases	12 Months Ended
Oct. 31, 2020
Leases [Abstract]
Leases
19 Leases

As disclosed in I “Significant Accounting policies”, W “Adoption of new and revised International Financial Reporting Standards” the Group applied IFRS 16 “Leases” using the modified retrospective approach and therefore comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 14. The details of accounting policies under IAS 17 and IFRIC 4 are disclosed alongside the IFRS 16 in I “Significant Accounting policies”, R “Leases”; key differences between IFRS 16 and IAS 17 and IFRIC 4 are described in I “Significant Accounting policies”, W “Adoption of new and revised International Financial Reporting Standards”.

The Group enters into leasing arrangements in the normal course of its business including:
•	Office space (included in “Leasehold land and buildings”);
•	Data centers (included in “Leasehold land and buildings”);
•	Vehicles (included in “Other”); and
•	Computer equipment.

Computer equipment leases were previously classified as finance leases under IAS 17, all other leases were previously categorized as operating leases under IAS 17.

The Group’s lease arrangements can contain a number of features including some or all of:
•	Extension and break options;
•	Variable lease payments;
•	Annual or periodic set rental increases; and
•	Indexed or market-based rental increases.

Consistent with the requirements of IFRS, 16 extension options are only included in the lease liability where they are considered reasonably certain, see below, and only fixed rental increases are included in the lease liability. Indexed or market based rental increases are only included in the lease liability once the indexation or rent review date has passed. Variable lease payments are expensed as incurred.

Two individual leased properties are material to the Group. One is located in Provo, Utah, where the Group currently leases approximately 405,700 square feet of office space. The lease on this facility expires in 2024, with an option to extend for a further three, five-year periods. The Group’s current annual rent under this lease is $8.4 million. Since March 1, 2019, part of the property has been sublet. Current annual sub-lease income is $1.1 million. The other property is located in Santa Clara, California, where the Group currently leases approximately 635,000 square feet of office space. The lease on this facility expires in 2029, with an option to extend for one further five-year period. The Group’s current annual rent under this lease is $4.7 million. The Group is currently not utilizing one floor of this facility and the related right-of-use assets has been tested for impairment with a partial impairment recorded.

Right-of-use assets

During the year the Group entered into new leasing arrangements, extended existing leasing agreements and was party to rent reviews and therefore recognized additions to right-of-use assets of $42.0 million.

	Leasehold land and buildings	Computer equipment	Other	Total
	$m	$m	$m	$m
Net book value at October 31, 2020	180.1	20.4	6.7	207.2
Net book value at November 1, 2019	223.6	20.8	9.0	253.4

Depreciation charge for the 12 months ended October 31, 2020	60.3	11.2	5.4	76.9

Amounts recognized in the statement of comprehensive income:		12 months ended October 31, 2020	12 months ended October 31, 2019
		Under IFRS 16	Under IAS 17
	Note	$m	$m
Under IFRS 16:
Interest on lease liabilities	6	13.2	-
Depreciation of right-of-use assets		76.9	-
Impairment of right-of-use assets*		5.9	-
Income from sub-leasing right-of-use assets		0.4	-

Under IAS 17:
Interest on lease liabilities	6	-	2.0
Depreciation of lease assets		-	13.9
Lease expense		-	65.9
Income from sub-leasing right-of-use assets		-	1.0

* The Group assessed right-of-use assets for indicators of impairment during the year in particular leases, which have become vacant or part vacant or changes in sub-lease expectations on existing vacant properties. As a result, an additional impairment of $5.9 million was recognized in the year. The impairment against the right-of-use asset carrying value reflects any expected sub lease-income over the remainder of the lease.

Amounts recognized in statement of cash flows:

	12 months ended October 31, 2020 Under IFRS 16	12 months ended October 31, 2019 Under IAS 17
	$m	$m
Interest payments on lease liabilities	13.2	2.0
Payment for lease liabilities (2019: payment for finance lease liabilities)	80.1	12.9
Total cash outflow for leases	93.3	14.9

Extension options
Some property leases contain extension options exercisable by the Group before the end of the non-cancellable contract period. Where practicable, the Group seeks to include extension options in new leases to provide operational flexibility. The extension options held are exercisable only by the Group and not by the lessors. The Group policy on assessing and reassessing whether it is reasonably certain that the optional period will be included in the lease term is described in “II Critical accounting estimates, assumptions and judgements”.

The Group reassesses whether it is reasonably certain to exercise the options if there is a significant event or significant changes in circumstances within its control. Significant changes in assumptions or activities e.g. such as an acquisition or disposal, would impact the expected future cash outflows related to leasing activities. Where a significant event or change in circumstances does not occur, the lease term and therefore the lease liability and right-of-use asset, will decline over time.

The Group’s cash outflow for leases in the 12 months ended October 31, 2020 was $93.3 million. Leases with annual cash outflows during the 12 months ended October 31, 2020 of $8.9 million ended and were not renewed or replaced. Considering the impact of these terminations and absent significant future changes in the volume of the Group’s activities or strategic changes to lease fewer assets the Group’s cash outflow would be expected to continue for future periods at a consistent level, subject to any contractual price increases. The maturity analysis of the Group’s lease liability, below, only includes the reasonably certain payments to be made; cash outflows in these future periods will likely exceed these amounts as payments will be made on optional periods not considered reasonably certain at present and on new leases entered into in future periods.

Lease obligations:
Under IFRS 16 “Leases”, the Group recognizes the discounted future lease payments over the reasonably certain lease term as a liability along with an associated right-of-use asset, see above.

The movement on the Group lease obligations in the year were as follows:

	Note	$m
IFRS 16 adoption		269.8
Transfer from Finance lease liability		23.5
Balance at November 1, 2019		293.3
Additions		41.6
Disposals		(0.2)
Payments		(93.3)
Interest	6	13.2
Foreign exchange		(4.2)
Balance at October 31, 2020		250.4

Included within:
Current liabilities		82.2
Non-current liabilities		168.2
Total		250.4

The maturity profile of the Group’s lease obligations is as follows:

$m
Within one year	82.2
In one to two years	69.5
In two to three years	43.3
In three to five years	49.3
In more than five years	36.3
At October 31, 2020	280.6
Impact of discounting	(30.2)
Total lease obligations	250.4

Leases as lessor
The Group acts as a lessor where it is able to sub-lease vacant property space. Sub-leases are classified as either finance leases or operating leases dependent upon the transfers of substantially all of the risk and rewards associated with the head lease to the lessee in the sub-lease agreement.

Finance leases
The Group has six lease arrangements classified as finance leases. The long-term element of net investment in leases of $5.5 million as at October 31, 2020 is included in note 13 “Other non-current assets”. The short-term element of net investments in leases of $2.1 million as at October 31, 2020 is included in other receivables in note 14 “Trade and other receivables”. Under IAS 17, the Group did not recognize any net investment in leases.

Operating leases
The Group has six lease arrangements classified as operating leases. Rental income recognized by the Group for the 12 months ended October 31, 2020 was $0.4 million (2019: $1.0 million).